AMENDMENT NO. 9 TO
                           LOAN AND SECURITY AGREEMENT


     AMENDMENT NO. 9, dated as of March 30, 2001 (this "Amendment"), to the LOAN AND SECURITY AGREEMENT, dated as of September 30, 1998 (as amended by AMENDMENT NO. 1 dated as of September, 1999, AMENDMENT NO. 2 AND WAIVER, dated as of September, 1999, AMENDMENT NO. 3, dated as of December 13, 1999, AMENDMENT NO. 4, dated as of January 12, 2000, AMENDMENT NO. 5, dated as of March 24, 2000, AMENDMENT NO. 6, dated as of May 26, 2000, AMENDMENT NO. 7, dated as of July 17, 2000 and AMENDMENT NO. 8 AND WAIVER, dated as of August 11, 2000 (as amended to date) as hereafter modified, amended and/or restated from time to time, the "Loan and Security Agreement"), among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill") and TEKINSIGHT SERVICES INC., a Delaware corporation ("Borrower").



                                    Preamble

     Pursuant to the Loan and Security Agreement, Foothill established a revolving line of credit for the benefit of Borrower. Pursuant to Amendment No. 8 and Waiver, the parties agreed to negotiate during the 120-day period following the Effective Date (as defined in the Eighth Amendment) with a view to entering into a replacement loan and security agreement. Whereas, the 120-day period expired as of December 12, 2000, the parties entered into Amendments No. 1, 2, 3, 4 and 5 to Amendment No. 8 and Waiver to, among other things, extend such date further. Whereas such date expires on the date hereof, the parties hereto now desire to extend the term of the Loan and Security Agreement to March 31, 2002, to amend the EBITDA financial covenant and to include a minimum Availability requirement, in each case on the terms and conditions set forth herein. Accordingly, Borrower and Foothill hereby agree as follows:

                  1. Definitions. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

                  2.       Changes to Definitions.


                           (a)    Section 1.1 of the Loan and Security Agreement
is  hereby  amended  by  adding  the  following  definitions,  in    appropriate
alphabetical order:

                                    "'Amendment  No.  9  to  Loan  and Security
Agreement' means Amendment No. 9, dated as of March 30, 2001, to Loan and Security Agreement, among Borrower and Foothill."

                                   "'Maturity Date' has the meaning set forth in
Section 3.4."

                           (b)    Section 1.1 of the Loan and Security Agreement
is hereby amended by deleting the definitions of "Early Termination Premium and "Renewal Date" in their entirety.

                  3. Term. Section 3.4 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "3.4       Term. This Agreement shall become
                  effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on March 31, 2002 (the "Maturity Date"). The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default."

                  4.       Effect of Termination.    Section 3.5 of the Loan and
Security Agreement is hereby amended in its entirety to read as follows:

                           "3.5       Effect of Termination. On the date of
                  termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to any outstanding Letters of Credit) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, Obligations, or covenants hereunder, and Foothill's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Foothill's obligation to provide additional credit hereunder is terminated."

                  5. Early Termination by Borrower. Section 3.6 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "3.6       Early Termination by Borrower.
                  Notwithstanding Section 3.4, Borrower has the option, at any time upon 90 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations (including, but not limited to, the unpaid balance of the Accommodation Fee (as defined in Amendment No. 9 to Loan and Security Agreement), an amount equal to 102% of the undrawn amount of the Letters of Credit, and any Obligations that become due and payable during such 90 day period), in full, provided that, Borrower shall not be required to pay any fee for the privilege of exercising its rights under this
                  Section 3.6."

                  6. Termination Upon Event of Default. Section 3.7 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "3.7     Intentionally Omitted."

                  7.       Financial Covenants.

                           (a)        Section  7.20(a) of the Loan and Security
Agreement is hereby amended in its entirety to read as follows:

                                    "(a)      EBITDA: EBITDA, measured at the
                           end of each calendar quarter, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:


                                  Calendar Quarter Ending:               EBITDA

                             June 30, 2001                            $500,000

                             September 30, 2001                       $500,000

                             December 31, 2001                        $500,000

                             March 31, 2002                           $500,000;"

                           (b)   Section 7.20 of the Loan and Security Agreement
is hereby amended by replacing the period at the end thereof with the following" ; or" and adding the following new paragraph (c):

                                "(c)  Minimum Availability: minimum Availability
of $100,000 at all times."

                  8. Notices. The address for Schulte Roth & Zabel LLP set forth in Section 13 of the Loan and Security Agreement is hereby amended by deleting "900 Third Avenue" and substituting in lieu thereof "919 Third Avenue".

                  9.       Conditions and Covenants.

                           (a)       This  Amendment shall become effective only
upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

                                    (i)       The representations and warranties
contained in this Amendment and in Section 5 of the Loan and Security Agreement
 and each other Loan Document shall be correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.

                                    (ii)    Foothill shall have received two (2)
counterparts of this Amendment, duly executed by Borrower and Parent.

                                    (iii)    All legal matters  incident to this
Amendment shall be satisfactory to Foothill and its counsel.

                  10. Representations and Warranties. Borrower hereby represents and warrants to Foothill as follows:

                           (a)     Borrower (i) is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

                           (b)   The execution, delivery and performance of this
Amendment by Borrower, and the performance by Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

                           (c)      This  Amendment  and  the  Loan and Security
Agreement, as amended hereby,constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

                           (d)      No authorization or approval or other action
by, and no notice to or filing with, any governmental authority or other Person is required in connection with the due execution, delivery and performance by Borrower of this Amendment and the performance by Borrower of the Loan and Security Agreement, as amended hereby.

                           (e)      The representations and warranties contained
in Section 5 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.

                  11. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment, (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and
(iii) confirms that Foothill is authorized, at its option, without prior notice to Borrower, to charge any fees payable by Borrower pursuant to Section 12(e) of this Amendment to Borrower's Loan Account.

                  12.      Miscellaneous.

                           (a)      This Amendment may be executed in any number
of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                           (b)         Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c)         This Amendment shall be governed by,  and
construed in accordance with, the laws of the State of New York.

                           (d)        Borrower will pay on demand all reasonable
fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

                           (e)   In consideration of the willingness of Foothill
to enter into this Amendment and to consummate the transactions contemplated to occur hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower irrevocably agrees to pay in cash to Foothill, a non-refundable accommodation fee (the "Accommodation Fee") in the amount of $200,000, which shall be deemed to be fully earned on the date of this Amendment, but shall be payable in installments as follows: (A) $25,000 on each of April 1, 2001, May 1, 2001, June 1, 2001 and July 1, 2001 and
(B) $100,000 on March 31, 2002 (the "Final Installment"); provided however, that the Final Installment will be waived by Foothill if in Foothill's sole discretion Foothill extends the Maturity Date until March 31, 2004, pursuant to terms and conditions acceptable to Foothill in its sole discretion, including without limitation, the inclusion of an early termination premium, which such early termination premium shall be in an amount equal to two percent (2%) of the Maximum Revolving Amount then in effect if the Loan and Security Agreement shall be terminated at any time after March 31, 2002 but on or prior to March 31, 2003, and one percent (1%) of the Maximum Revolving Amount then in effect if the Loan and Security Agreement shall be terminated at any time after March 31, 2003 but on or prior to March 31, 2004.



                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.


                            TEKINSIGHT SERVICES INC.,
                             a Delaware corporation


                             By:
                                  ----------------------------------------------
                                      Name:
                                      Title:



                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation


                            By:
                                   ---------------------------------------------
                                     Name:
                                     Title:




Acknowledged and Agreed upon
as of this 30th day of March, 2001

TEKINSIGHT.COM,
a Delaware corporation, as Guarantor



By:
     ------------------------------------------------
      Name:
      Title: